                       Consent of Independent Auditors

We  consent  to the  reference  to our  firm  under  the  captions  "Financial
Highlights" and  "Independent  Registered  Public  Accounting Firm" and to the
use of our  report  dated  August  30,  2005  included  in  the  Statement  of
Additional   Information  of  this  Registration   Statement  (Form  N-1A  No.
333-111230  and 811-21474) of Oppenheimer  Limited Term  California  Municipal
Fund.

                                          /s/ ERNST & YOUNG LLP
                                          ---------------------
                                          ERNST & YOUNG LLP

New York, New York
November 17, 2005